UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 2, 2004

MANDALAY RESORT GROUP

(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: AMENDMENT NO. 3 TO THE RIGHTS AGREEMENT

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events and Required FD Disclosure.

     On August 2, 2004, Mandalay Resort Group (formerly Circus Circus Enterprises, Inc.) (the “Company”) and Wells Fargo Bank Minnesota, N.A., as rights agent (the “Rights Agent”), entered into an amendment (“Amendment No. 3”) to the Rights Agreement, effective as of July 14, 1994, as amended by a first amendment to the Rights Agreement, effective as of April 16, 1996 and a second amendment to the Rights Agreement, effective as of June 15, 2004 (as so amended, the “Rights Agreement”). Amendment No. 3 provides that the rights issued under the Rights Agreement will expire on August 15, 2014.

     Amendment No. 3 to the Rights Agreement is attached hereto as Exhibit 1. The foregoing summary of Amendment No. 3 is qualified in its entirety by reference to such exhibit.

Item 7.	Financial Statements and Exhibits.

99.1.	Amendment No. 3 to the Rights Agreement, dated as of August 2, 2004, among Mandalay Resort Group and Wells Fargo Bank Minnesota, N.A., as Rights Agent

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 4, 2004	MANDALAY RESORT GROUP
	By:	/s/ Les Martin
Les Martin
Vice President, Chief Accounting Officer and Treasurer